SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS RREEF MLP & Energy Infrastructure Fund
Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the investment advisor for DWS RREEF MLP & Energy Infrastructure Fund (the “fund”), the Board of Trustees of Deutsche DWS Securities Trust has authorized, on behalf of the fund, the fund’s termination and liquidation, which will be effective on or about July 23, 2020 (the “Liquidation Date”). Accordingly, the fund will redeem all of its outstanding shares on the Liquidation Date. The liquidation will be effected according to a Plan of Liquidation and Termination. The operational costs of the liquidation, including the notification to shareholders, will be borne by the Advisor (excluding brokerage commission costs and taxes, which will be borne by the fund). As the Liquidation Date approaches, the fund’s assets will be converted to cash or cash equivalents and the fund will not be pursuing its investment objective.
The liquidation is expected to be a taxable event for the fund and its shareholders, with the exception of those participating in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified investment vehicles. In connection with the approval of the liquidation, the fund will accrue, as of May 12, 2020, an estimated tax liability of $100,000 ($0.1263 per share) for taxes that are expected to be generated and paid by the fund as a result of the liquidation. Shareholders may recognize gain or loss for federal income tax purposes as a result of receiving liquidating distributions. In addition, prior to or in connection with the liquidation, the fund may pay dividends or designate certain liquidating distributions as dividends, which will be taxable to shareholders as ordinary income to the extent of the fund’s current and accumulated earnings and profits and then as a tax-free return of capital to the extent of the shareholder’s basis in their fund shares (and will reduce that basis which would increase the gain or reduce the loss recognized by the shareholder upon receipt of the remainder of the liquidating distribution), and, to the extent the distribution exceeds the shareholder’s basis, as capital gain if the shareholder holds their fund shares as a capital asset. The final federal income tax status of the liquidating distributions and other distributions will be provided to shareholders with the year-end tax reporting for the fund (including any portion that may be treated as a return of capital for federal income tax purposes, reducing a shareholder’s basis in such shares).
The fund will be closed to new investors effective the close of business on May 29, 2020. After that date, existing shareholders may continue to invest in the fund and retirement plans that currently offer the fund as an investment option may continue to offer the fund to their participants until the Liquidation Date.
Shareholders may exchange their shares for shares of the same class of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to exchange their shares may do so at net asset value without the payment of any contingent deferred sales charge (CDSC) and shareholders who elect to redeem their shares will receive the net asset value per share for all shares redeemed less any applicable CDSC on such redemption date. Shareholders whose shares are redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any applicable CDSC. The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders, other than shareholders that are in individual retirement accounts, qualified defined contribution and defined benefit plans, or other tax-deferred qualified investment vehicles. Please consult your personal tax advisor about the potential tax consequences.
Shareholders who redeem their shares prior to the Liquidation Date or whose shares are redeemed on the Liquidation Date, and for which they paid a sales charge, may be able to take advantage of the “reinstatement feature” if they decide to invest with DWS again within six months. With this feature, shareholders can put their money back into the same class of another DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS (this may result in shareholder tax liability for federal income tax purposes). Shareholders will be reimbursed (in the form of fund shares by the fund’s distributor) for any CDSC they paid when they redeemed shares in the fund. Future CDSC calculations will be based on the original investment date, rather than the reinstatement date.
Please Retain This Supplement for Future Reference
May 12, 2020
PROSTKR20-09